________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  _____________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2006

                                  _____________


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                  _____________



       Cayman Islands                  001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                          N/A
       (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         Scott E. Willkomm, President and Chief Executive Officer of Scottish Re Group Limited (the "Company"), resigned his position on July 28, 2006. At such time, Mr. Willkomm also resigned his position on the Board of Directors (the "Board"). The Board appointed Paul Goldean, Executive Vice President and General Counsel, to the position of interim Chief Executive Officer, effective immediately. Mr. Goldean was also appointed to the Board, effective August 3, 2006. In addition, the Board appointed Bill Caulfeild-Browne, who has been a director of the Company since June 1999, to the position of Vice-Chairman of the Board. A copy of the press release regarding certain of these changes is attached hereto as Exhibit 99.1.

         A description of Mr. Goldean's employment agreement is set forth in the Company's proxy statement for the 2006 Annual General Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 4, 2006, and such description is incorporated by reference in this Current Report on Form 8-K.

         Mr. Goldean has been Executive Vice President and General Counsel since February 2004. He joined the Company in February 2002 as its Senior Vice President and General Counsel. Prior to joining the Company, Mr. Goldean worked at Jones, Day, Reavis & Pogue from March 2000 to February 2002 where, among other things, he acted as outside counsel to the Company. From 1997 to 2000, Mr. Goldean worked with the law firm of Strasburger & Price, L.L.P. Mr. Goldean received his B.B.A. from the University of Texas at El Paso and his J.D. from Southern Methodist University.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1     Press Release issued by Scottish Re Group Limited on July 31, 2006.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:  /s/ Nathan V. Gemmiti
                                         ----------------------------------
                                         Nathan V. Gemmiti
                                         General Counsel



Dated:  August __, 2006



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


                                INDEX TO EXHIBITS

Number       Description
------       -----------
99.1         Press Release issued by Scottish Re Group Limited on July 31, 2006.





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